Exhibit 10.7

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Warrant No. 2007-_____

COMMON STOCK PURCHASE WARRANT

To Purchase ___________ Shares of Common Stock of

ABRAXAS PETROLEUM CORPORATION

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, __________________ (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after May ___, 2007 (the “Initial Exercise Date”) and on or prior to the close of business on May ___, 2012 (the “Termination Date”) but not thereafter, to subscribe for and purchase from ABRAXAS PETROLEUM CORPORATION, a Nevada corporation (the “Company”), up to ____________ shares (the “Warrant Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(c). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”) dated May ___, 2007, among the Company and the purchasers signatory thereto.

Section 1.	Exercise.

(a)          Exercise of Warrant. The Holder shall have the right at any time or from time to time on or after the Initial Exercise Date and on or before the Termination Date to exercise all or any part of this Warrant by (i) delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of

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the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) together with this Warrant; and (ii) within 3 Business Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer of immediately available funds or cashier’s check drawn on a United States bank, unless this Warrant is being exercised pursuant to the cashless exercise provision set forth in Section 2(d) below. In the event this Warrant is exercised in part, the Company shall issue a new Warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised. The Company shall deliver any objection to any Notice of Exercise Form within 2 Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error.

(b)          Expiration of Warrant. This Warrant shall expire and cease to be of any force or effect on the Termination Date.

(c)          Exercise Price. The exercise price per share of the Common Stock at which Common Stock shall be purchasable upon exercise of this Warrant shall be $____, subject to adjustment hereunder (the “Exercise Price”).

(d)          Cashless Exercise. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant by payment of cash , this Warrant may be exercised by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to, and the Company shall issue to Holder the number of Shares equal to, the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP (as defined below) on the Business Day immediately preceding the date of such election;

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

“VWAP” means, for any date, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the American Stock Exchange or such other exchange on which the Common Stock is then traded or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)).

(e)	Mechanics of Exercise.

i.      Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase

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rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii.     Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Business Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date (a) the Exercise Price is received by the Company or (b) notification to the Company that this Warrant is being exercised pursuant to a cashless exercise provision set forth in Section 2(d) above. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(iv) prior to the issuance of such shares, have been paid.

iii.   No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

iv.    Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

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Section 3.	Certain Adjustments.

(a)          Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)          Reclassifications; Reorganizations. In case of any reclassification, capital reorganization, or change of the outstanding Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock of the Company), or in case of any sale or conveyance to another corporation or other business organization of the property of the Company as an entirety or substantially as an entirety, at any time prior to the expiration of this Warrant, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right prior to the expiration of this Warrant to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Company which might have been purchased by the holder of this Warrant immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions (including without limitation, provisions for the adjustment of the Exercise Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock, and other securities and property thereafter deliverable upon exercise hereof.

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(c)          Issuance of Additional Shares. If at any time the Company (except as hereinafter provided) issues or sells any additional shares of Common Stock after the Initial Exercise Date, other than (i) Warrant Shares, (ii) shares of Common Stock issued or issuable on conversion or exercise of Convertible Securities (as defined below) outstanding on the date hereof or (iii) Permitted Shares (as defined below), (collectively, any “Additional Shares”), in exchange for consideration in an amount per Additional Share less than the VWAP in effect immediately prior to the time of such issue or sale, then

i.

the Exercise Price for which this Warrant is exercisable shall be reduced to a price equal to the price obtained by multiplying (i) the Exercise Price in effect immediately prior to the issuance of such Additional Shares by (ii) a fraction of which (x) the numerator equals the sum of (i) the number of fully-diluted shares of Common Stock outstanding immediately prior to such issue or sale and (ii) the number of additional shares of Common Stock that the aggregate consideration received by Company upon such issue or sale would purchase at the VWAP in effect immediately prior to such issuance and (y) the denominator equals the total number of shares of Common Stock outstanding immediately after such issue or sale, provided that if any adjustment would reduce the Exercise Price to below the par value of the shares of Common Stock, the Company will first reduce the par value to below such adjusted Exercise Price; and

ii.

the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Exercise Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Exercise Price resulting from the adjustment made pursuant to clause (i) above.

“Permitted Shares” means any of the following:

i.	options to purchase shares of Common Stock outstanding on the date hereof and the shares of Common Stock issuable upon exercise thereof;
ii.

options to purchase shares of Common Stock and shares of Common Stock issued pursuant to any plan approved by the stockholders of the Company or in accordance with the rules and regulations of the securities exchange on which the shares of the Common Stock is then quoted, traded or granted after the date hereof and the shares of Common Stock issuable upon exercise thereof; and

iii.

shares of Common Stock issued pursuant to that certain Exchange and Registration Rights Agreement dated as of May ___, 2007 by and among the Company, Abraxas Energy Partners, LP and the purchasers named therein.

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(d)          Issuance of Warrants or Other Rights. If at any time Company shall take a record of holders of its shares of Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger where Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any additional shares of Common Stock other than Permitted Shares or any securities convertible into or exchangeable for Common Stock other than Permitted Shares (“Convertible Securities”), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share of Common Stock for which shares of Common Stock are issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the VWAP in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 3(c) on the basis that the maximum number of Additional Shares issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number of shares of Common Stock for which this Warrant is exercisable and such warrants or other rights, provided that if any adjustment would reduce the Exercise Price to below the par value of the shares of the Common Stock, the Company will first reduce the par value to below such adjusted Exercise Price. No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be made upon the actual issue of such additional shares of Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issuance of such shares of Common Stock upon such conversion or exchange of such Convertible Securities.

(e)          Issuance of Convertible Securities. If at any time Company shall take a record of holders of its shares of Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger where Company is the surviving entity) issue or sell, any Convertible Securities other than Permitted Shares, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share of Common Stock for which shares of Common Stock are issuable upon such conversion or exchange shall be less than the VWAP in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 3(c) on the basis that the maximum number of Additional Shares necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities, provided that if any adjustment would reduce the Exercise Price to below the par value of the shares of Common Stock, the Company will first reduce the par value to below such adjusted Exercise Price. No adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be made under this Section 3(e) upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon

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the issuance of such warrants or other rights pursuant to Section 3(d). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be made upon the actual issue of such shares of Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price have been or are to be made pursuant to other provisions of this Section 3, no further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be made by reason of such issue or sale.

(f)           Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(g)          Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

Section 4.	Transfer of Warrant.

(a)          Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(c) hereof and to the provisions of Section 8.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)          New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

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(c)          Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may (except in case of a transfer of this Warrant to an Affiliate) require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company if American Stock Transfer & Trust Company, as transfer agent for the Company, reasonably requests, a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and which opinion shall be at the expense of Company) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

Section 5.	Miscellaneous.

(a)          No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(e)(ii).

(b)          Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c)          Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(d)          Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.

(e)          Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

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(f)           Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Company’s or the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company or a Holder willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder or Company (as the case may be), the breaching party shall pay to the other party such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the non-breaching party in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(g)          Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(h)          Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(i)           Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to seek specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(j)           Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(k)          Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(l)           Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(m)         Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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********************

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: May _____, 2007

ABRAXAS PETROLEUM CORPORATION
By: Name: Chris E. Williford Title: Executive Vice President, Chief Financial Officer and Treasurer

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NOTICE OF EXERCISE

TO:	ABRAXAS PETROLEUM CORPORATION

Attention: Chief Financial Officer

(1)   The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)	Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(d).

(3)   Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4)         Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (together with the rules and regulations promulgated by the Securities and Exchange Commission thereunder, the “Securities Act”).

(5)         Investment Experience. The undersigned has sufficient knowledge and experience in business, financial and investment matters so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

(6)         Company Information; No General Solicitation. The undersigned had access to such information regarding the Company and its affairs as is necessary to enable it to evaluate the merits and risks of an investment in restricted securities of the Company and has had a reasonable opportunity to ask questions and receive answers and documents concerning the Company and its current and proposed operations, financial condition, business, business plans and prospects. The undersigned has not been offered any of the Warrant Shares by any means of general solicitation or advertising.

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(7)         Acquisition for Own Account. The Warrant Shares being issued to and acquired by the undersigned are being acquired by it for its account for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof. The undersigned understands that it must bear the economic risk of such investment indefinitely, and hold the Warrant Shares indefinitely, unless a subsequent disposition of the Warrant Shares is registered pursuant to the Securities Act, or an exemption from such registration is available, and that the Company has no present intention of registering the Warrant Shares. The undersigned further understands that there is no assurance that any exemption from the Securities Act will be available or, if available, that such exemption will allow it to dispose of or otherwise transfer any or all of the Warrant Shares under the circumstances, in the amounts or at the times the undersigned might propose.

(8)         Restricted Securities. The undersigned understands and acknowledges that none of the offer, issuance or sale of the Warrant Shares has been registered under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act. The undersigned understands and acknowledges that the Warrant Shares may be subject to additional restrictions on transfer under state and/or federal securities laws.

[SIGNATURE OF HOLDER]

Name of Investing Entity: _______________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

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ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:	_____________________________

Holder’s Address:	_____________________________

_____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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